Exhibit 10.55.11
Prepared by and after
recording return to:

Akin Gump Strauss

Hauer & Feld LLP
1700 Pacific Avenue
Suite 4100
Dallas, TX 75201-4675
Attn: Robin R. Green

Property: Meadow Lodge
Loan No.: 4000029618

SUBORDINATION AND STANDSTILL AGREEMENT

This SUBORDINATION AND STANDSTILL AGREEMENT (this “Agreement”) is dated as of the 29 day of September, 2003, by and among HCRI DRUM HILL PROPERTIES, LLC, a Delaware limited liability company (“New Borrower”), HEALTH CARE REIT, INC., a Delaware corporation (“HC REIT”), EMERITUS PROPERTIES IX, LLC, a Washington limited liability company (“Operating Lessee”), EMERITUS CORPORATION, a Washington corporation (“Lease Guarantor”), JPMORGAN CHASE BANK (FORMERLY KNOWN AS THE CHASE MANHATTAN BANK), AS TRUSTEE FOR THE REGISTERED CERTIFICATE HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-PS4 (“Lender”).

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RECITALS:

A.    New Borrower, as successor-in-interest to Operating Lessee, is the owner of certain real property and improvements thereon consisting of a healthcare facility commonly known as Meadow. Lodge (the “Property”) which is located on the land more particularly described on Exhibit A attached hereto and by this reference incorporated herein.

B.    HC REIT is the sole member of New Borrower.

C.    Lender is the owner and holder of a loan (the “Trust Loan”) originally made to Operating Lessee pursuant to a certain Fixed Rate Note dated September 29, 1999, in the original principal amount of $10,395,000.00 (the “Trust Note”), which is secured by, among other things, a certain Mortgage and Security Agreement (the “Trust Mortgage”) dated of even date therewith.

D.    The Trust Note, the Trust Mortgage, and all other documents evidencing or securing the Trust Loan are hereinafter collectively referred to as the “Trust Loan Documents.”

E.    By that certain Assumption Agreement (herein so called) of even date herewith between (among others) Lender, New Borrower and Operating Lessee, New Borrower has assumed the obligations of Operating Lessee under the Loan Documents.

F.    The Trust Mortgage also secures the obligations under that certain Payment and Performance Guaranty originally executed by Operating Lessee in favor of Lender which, among other things, includes an unconditional guaranty of payment and performance of those certain loans originally to affiliates of Operating Lessee, as assumed by certain affiliates of New Borrower, being more particularly described on Exhibit B attached hereto and made a part hereof (the “Other Trust Loans”).

G.    By that certain Lease Agreement of even date herewith between New Borrower, as lessor, and Operating Lessee, as lessee (the “Operating Lease”), New Borrower has leased to Operating. Lessee all right, title and interest of New Borrower in and to the Property pursuant to the terms of the Operating Lease.

H.    Lease Guarantor has guaranteed by that certain Unconditional and Continuing Lease Guaranty of even date herewith (the “Lease Guaranty”) all of the obligations of Operating Lessee under the Operating Lease for the benefit of New Borrower, New Borrower’s right, title and interest therein being pledged to Lender as collateral under the Trust Loan Documents. The Operating Lease, the Lease Guaranty, certain Financing Statements, a Collateral Assignment of Management Agreement, a Capital Improvements Agreement, a Real Estate Tax Escrow Agreement and a Master Lease Roll-Up Letter, together with all other documents evidencing or securing the obligations of Operating Lessee under the Operating Lease are hereinafter called the “Lease Documents.”

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I.    It is a condition precedent to Lender’s consent to the transfer of the Property from Operating Lessee to New Borrower, and the related assumption of Operating Lessee’s obligations under the Trust Loan Documents by New Borrower, that New Borrower’s rights to payment and to enforce its remedies under the Lease Documents shall be and remain at all times subordinate and inferior to Lender’s rights and remedies under the Trust Loan Documents, and that the Trust Mortgage and other Trust Loan Documents shall be and remain at all times a lien or charge upon the Property prior and superior to such obligations of Operating Lessee to New Borrower.

J.    It is also a condition precedent to Lender’s consent to the transfer of the Property from Operating Lessee to New Borrower, and the related assumption of Operating Lessee’s obligations under the Trust Loan Documents, that Operating Lessee’s rights under the Lease Documents remain subordinate and inferior to the rights of Lender under the Loan Documents but that Operating Lessee agrees in the event of a foreclosure or deed-in-lieu of foreclosure to attorn to the purchaser, as more fully set forth below.

NOW, THEREFORE, in order to induce Lender to consent to the transactions described hereinabove, the parties hereto agree as follows:

1.    Incorporation of Recitals. The recitals to this Agreement are incorporated herein and made a part hereof by this reference.

2.    Subordination of HC Parties’ Rights. New Borrower and HC REIT (collectively, the “HC Parties”) hereby agree that (a) any and all rights and obligations owed to the HC Parties by Operating Lessee and Lease Guarantor (collectively, the “EMERITUS Parties”) related to or otherwise arising out of the sale leaseback transaction with respect solely to the Property or the property secured by the Other Trust Loans (the “Sale Leaseback Transactions”) and the Lease Documents and, if for any reason any of the Lease Documents is determined to create liens in the collateral covered by the Trust Loan Documents or the Sale Leaseback Transactions are recharacterized as financing arrangements, such liens and such transactions shall at all times be wholly subordinate to the liens, security interests, terms, covenants and conditions of the Trust Loan Documents and any and all advances (whether or not obligatory) advanced or incurred in accordance therewith; and (b) all amounts due to the HC Parties under the Lease Documents (including, without limitation rents and/or guaranteed payments or prepayments and rights with respect to insurance proceeds and condemnation awards), are hereby and shall at all times continue to be expressly subject and subordinate in right of payment to the indebtedness of the New Borrower evidenced by the Trust Loan Documents and any and all advances (whether or not obligatory) advanced or incurred in accordance therewith. HC Parties acknowledge that the disbursement of sums described in this Section 2 may increase the indebtedness secured by the Trust Loan Documents above the original principal amount thereof.

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3.    Subordination of EMERITUS Parties’ Rights. EMERITUS Parties hereby agree that (a) the Operating Lease and all estates, rights, options, liens and charges therein contained or created under the Operating Lease are and shall be subject and subordinate to the lien and effect of the Trust Mortgage and the other Trust Loan Documents, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all advances made or to be made thereunder (whether or not obligatory), to the full extent of amounts secured thereby and interest thereon; (b) nothing herein contained shall be deemed or construed as limiting or restricting the enforcement by Lender of any of the terms, covenants, provisions or remedies specified in the Trust Mortgage, whether or not consistent with the Operating Lease (including, without limitation, any rights, remedies, privileges and recourses of Lender with respect to insurance proceeds and condemnation awards); (c) in the event Lender or any trustee for Lender takes possession of the Property, as mortgagee-in-possession or otherwise, or forecloses the Trust Mortgage or otherwise causes the Property to be sold pursuant to the Trust Mortgage, Lender agrees not to affect, terminate or disturb Operating Lessee’s right to quiet enjoyment and possession of the Property under the terms of the Operating Lease or any of Operating Lessee’s other rights under the Operating Lease in the exercise of Lender’s rights under the Trust Mortgage so long as Operating Lessee is not then in default under any of the terms, covenants or conditions of the Operating Lease or this Agreement AND so long as any of the other operating lessees are not then in default under any of the terms, covenants or conditions of the operating leases relating to property securing the Other Trust Loans; (d) in the event that Lender succeeds to the interest of the New Borrower under the Operating Lease and/or New Borrower’s fee title to the Property, or if anyone else acquires title to or the right to possession of the Property upon the foreclosure of the Trust Mortgage or by other sale pursuant to the Trust Mortgage, or upon the sale of the Property by Lender or its successors or assigns or any trustee for Lender after foreclosure or other sale pursuant to the Trust Mortgage or acquisition of title in lieu thereof or otherwise, Lender or its successors or assigns or the then owner of New Borrower’s fee title to the Property after foreclosure or other sale pursuant to the Trust Mortgage (hereinafter collectively referred to in this paragraph as “Successor Landlord”) and Operating Lessee hereby agree to recognize one another as landlord and tenant, respectively, under the Operating Lease (and creditor and debtor, respectively, under any collateral security documents forming a part of the Lease Documents) and except as expressly set forth herein to the contrary, to be bound to one another under all of the terms, covenants and conditions of the Operating Lease and the other Lease Documents, and Successor Landlord shall assume all of the obligations of the New Borrower under the Lease Documents. Accordingly, from and after such event, Successor Landlord and Operating Lessee shall. have the same remedies against each other for the breach of an agreement contained in the Lease Documents as Operating Lessee and New Borrower had before Successor Landlord succeeded to the interest of the New Borrower, provided, however, that Successor Landlord (and any successor or assignee of Successor Landlord) shall not be:

(i)	liable for any act or omission of any prior landlord (including New Borrower); or

(ii)	subject to any offsets or defenses that Operating Lessee might have against any prior landlord (including New Borrower) (provided that this

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provision is not intended to limit offset rights or defenses against a Successor Landlord to the extent such rights or defenses arise out of acts or omissions of Successor Landlord as the landlord under the Lease Documents); or

(iii)	bound by any rent or additional rent that Operating Lessee might have paid for more than one month in advance to any prior landlord (including New Borrower); or

(iv)	bound by any amendment or modification of the Operating Lease or the Lease Guaranty made after the date of this Agreement without Lender’s prior written consent; or

(v)	to the full extent permitted under applicable law, liable for return of any security deposit not received by Successor Landlord; or

(vi)	bound by any right of first opportunity, right of first offer, right of first refusal or similar right contained in the Lease Documents.

4.    No Amendment of Lease Documents. HC Parties and EMERITUS Parties agree that they shall not enter into any modification, amendment, supplement, renewal, cancellation, replacement and/or surrender of the Lease Documents or settle or compromise any claim or cause of action either of them may have thereunder without the prior written consent of Lender (whose consent will not be unreasonably withheld).

5.    Defaults under Lease Documents. The HC Parties and the EMERITUS Parties acknowledge and confirm their agreement to the provisions of the Assumption Agreement including specifically, but not by way of limitation, the effect of the modifications to the Mortgage in respect of the Events of Default under the Mortgage.

6.    Notice of Default under Lease Documents. The HC Parties shall give Lender notice of any default by Operating Lessee under the Lease Documents at the time such notice is given to Operating Lessee, together with copies of all further notices to Operating Lessee relating to such default. The EMERITUS Parties shall give Lender notice of any default by New Borrower under the Lease Documents at the time such notice is given to New Borrower, together with copies of all further notices to New Borrower relating to such default.

7.    Notice of Default under Trust Loan Documents. Lender shall give the EMERITUS Parties copies of any notices of default under the Trust Loan at the time such notice is given to New Borrower. The EMERITUS Parties shall have the right to cure (a) monetary defaults by New Borrower within thirty days after the date of such default and (b) non-monetary defaults by New Borrower within the time periods allowed New Borrower (provided that neither of these cure rights shall be available to extend cure rights granted to any HC Party arising out of Events of Default described in the last paragraph of Section 8 of the Assumption Agreement nor

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shall the EMERITUS Parties have any such extended cure right to the extent that the applicable Event of Default arises out of an act or omission that was within an EMERITUS Party’s control). In addition to the cure rights set forth above, the Operating Lessee may, upon cure of the default within the required time, assume the Trust Loan on terms and conditions acceptable to Lender in Lender’s sole discretion including, but not limited to:

(i)	execution of assumption documents acceptable to Lender;

(ii)	Lender’s receipt of all necessary or desirable rating agency approvals in form acceptable to Lender;

(iii)	payment by the EMERITUS Parties of a 1% assumption fee; and

(iv)	payment by the EMERITUS Parties of all other Lender expenses.

8.    Modification of Trust Loan Documents. Lender may, without affecting the subordination of the Lease Documents, (1) release or compromise any obligation in the Trust Loan Documents, (2) release its liens in, or surrender, release or permit any substitution or exchange of all or any part of any properties securing repayment of the Trust Loan and/or the Other Trust Loans or (3) retain or obtain a lien in any property, to further secure payment of the Trust Loan.

9.    Standstill Agreement. The commencement of any eviction or foreclosure proceedings or other remedial action under the Lease Documents by an HC Party without the prior written consent of the Lender shall constitute a default under the Trust Loan at the time the HC Party commences such enforcement or remedial action.

10.    Payments Held in Trust. After written notice of the occurrence of a default and during the continuance of a default under the Trust Loan and/or another of the Other Trust Loans, or in the event of a foreclosure sale under the Trust Loan, another of the Other Trust Loans or the Lease Documents, or any liquidation or dissolution of New Borrower, or of any execution sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization, or other similar proceeding relative to the New Borrower or its property or the Operating Lessee or its property, the HC Parties shall not be entitled to receive or retain any payment made under the Lease Documents and all amounts due under the Trust Loan and the Other Trust Loans (including any applicable prepayment fees, charges or penalties) shall first be paid in full before any payment is retained by New Borrower under the Lease Documents. In such event a payment or distribution of any kind, whether in cash, rents, profits, property or securities, which is made under the Lease Documents shall be held in trust by the HC Parties for the benefit of Lender and shall be paid over to Lender in kind for application in payment of the Trust Loan and the Other Trust Loans. The Trust Loan and the Other Trust Loans shall not be deemed paid or satisfied in full until Lender has received a payment that is not subject to rescission, restoration or return.

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11.    Assignment of Rights of Enforcement. In order to enable Lender to enforce any claims by the HC Parties against the EMERITUS Parties either (a) in any liquidation or dissolution of EMERITUS Parties, or any execution sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization, or other similar proceeding relative to the EMERITUS Parties or their property or (b) in the event of a default by Operating Lessee under any of the Lease Documents, Lender is hereby irrevocably authorized and empowered at its option (but, in no event shall Lender be so obligated) to make and present, for and on behalf of the undersigned HC Parties or, at Lender’s option, for itself as the assignee of New Borrower’s rights under the Lease Documents as set forth in the Assignment of Leases and Rents assumed by New Borrower, such proofs of claims against the EMERITUS Parties on account of the Lease Documents as Lender may deem expedient or proper, and to vote such proofs of claims in any such proceeding, to exercise all rights of New Borrower under the Lease Documents, either in the name of New Borrower or in Lender’s own name, and to receive and collect any and all Property level rents or revenues or other payments or disbursements made thereon in whatever form the same may be paid or issued. HC Parties further agree to execute and deliver to Lender such assignments or other instruments as may be required by Lender in order to enable Lender to enforce any and all such claims and to collect any and all such payments or disbursements. To the full extent necessary, the HC Parties hereby appoint Lender as their respective attorney-in-fact, coupled with an interest, to exercise any and all rights such HC Party may have under any Lease Document. In the event that Lender exercises any right or remedy of the HC Parties under the Lease Documents, the HC Parties agree to hold Lender harmless from any alleged damage to any HC Party resulting therefrom. Without limiting in any way the extent to which the EMERITUS Parties acknowledge and consent to all other provisions of this Agreement, the EMERITUS Parties specifically acknowledge and consent to Lender’s rights under this Section 11.

12.    Payments Directly to Lender. Notwithstanding any provision in the Operating Lease or otherwise in any of the Lease Documents to the contrary, Operating Lessee shall pay directly to Lender each month on or before its due date any payment required to be made to Lender under the Trust Loan Documents. New Borrower shall be entitled to payment of any sums due under the Lease Documents only after Lender has received payment in full of the sums then due under the Trust Loan Documents. If the software used by the applicable master servicer or its sub-servicer of the Loan for administration of Loan payments can accommodate multiple notice parties, Lender shall request that the master servicer or such sub-servicer send any monthly payment notices to the EMERITUS Parties at the addresses set forth in Section 18.

13.    Additional EMERITUS Party Covenants. The EMERITUS Parties further covenant and agree as follows:

(a)    Until the Trust Loan is paid in full, Operating Lessee shall maintain its status as a bankruptcy-remote, single-purpose entity with the same level of formality that was required at the original Trust Loan closing including, but not limited to (i) adhering to the provisions of Section 9 of the Trust Mortgage (but excluding any requirement to file separate tax returns) and, by its signature below, Operating Lessee reconfirms the representations, warranties, covenants and agreements contained therein, (ii) adhering to

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the requirements to maintain at all times at lease one “Independent Manager” as defined in Section 2(o) of the opinion letter issued by Foster Pepper & Shefelman PLLC dated September 29, 1999 and issued to AMRESCO Capital, L.P., predecessor to Lender under the Trust Loan (the “Non-Consolidation Opinion”), and (iii) adhering to the second Section 2(o) in the Non-Consolidation Opinion relating to the requirement under Operating Lessee’s organizational documents to obtain the affirmative vote of 100% of the Managers (as defined in the Non-Consolidation Opinion) before instituting bankruptcy or insolvency proceedings.

(b)    Operating Lessee shall continue to adhere to the provisions of Section 18 of the Trust Mortgage and shall prepare, deliver and provide access to Operating Lessee’s books and records in accordance therewith to Lender, to the same degree and extent as though Operating Lessee remained the “Grantor” under the Trust Mortgage.

(c)    Operating Lessee, if New Borrower so directs, shall obtain and maintain insurance in accordance with the requirements of Section 3 of the Trust Mortgage.

14.    Cash Management Agreement. The EMERITUS Parties entered into that certain Cash Management and Security Agreement dated September 29, 1999 (the “Cash Management Agreement”) (capitalized terms used in this Section 14 but not defined shall have the meanings ascribed thereto in the Cash Management Agreement) whereby Operating Lessee, as “Borrower” thereunder and Lease Guarantor, as “Manager” thereunder, agreed that from and after the Lockbox Effective Date and continuing throughout any Sweep Period, Lender can deliver an Instruction Letter providing that all Rents and other revenue, income and sums collected from, or arising with respect to the Property be deposited in the Clearing Account and subsequently swept to the other accounts described therein. The EMERITUS Parties, the HC Parties and Lender agree that the Cash Management Agreement shall continue to apply. The Cash Management Agreement is hereby amended, however, to the extent necessary to permit Lender to deliver an Instruction Letter to either New Borrower’s bank or Operating Lessee’s bank or both and either or both shall be deemed a Clearing Bank for purposes of the Cash Management Agreement and to require Operating Lessee to provide the necessary Capital Expenditures Budgets and Operating Budgets as described therein.

15.    Further Assurances. So long as the Trust Mortgage shall remain a lien upon the Property or any part thereof, HC Parties shall execute, acknowledge and deliver, upon Lender’s reasonable demand, at any time or from time to time, any and all further subordinations, agreements or other instruments in recordable form as Lender may reasonably require for carrying out the purpose and intent of the covenants contained herein.

16.    Entire Agreement. This Agreement shall be the entire agreement with regard to the subordination of obligations owed by EMERITUS Parties to HC Parties under the Lease Documents and the subordination of Operating Lessee’s rights under the Lease Documents to the lien, charge and covenants of the Trust Loan Documents, and shall supersede and cancel any prior agreements as to such subordination, including, without limitation, those provisions (if any)

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contained in the Trust Loan Documents or in the Lease Documents which provide for the subordination of any further encumbrances to the lien of the Trust Loan Documents. This Agreement shall not be amended unless such amendment is in writing and executed by each of the parties.

17.    No Amendment. HC Parties and EMERITUS Parties, respectively, each for their own account, hereby further confirm to and covenant with Lender that such party has delivered to Lender true and complete copies of the Lease Documents, and such documents have not been amended, modified or supplemented, cancelled, rescinded or replaced in any way.

18.    Notices. All notices expressly provided hereunder to be given shall be in writing and shall be (i) hand-delivered, effective upon receipt, (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iii) served by certified mail. Any such notice or demand served by certified mail, return receipt requested, shall be deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served at its address above stated or at such other address of which said party shall have theretofore notified in writing, as provided above, the party giving such notice. Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee’s return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time. Notices to be served hereunder shall be addressed to the appropriate address set forth hereinbelow, or at such other place as Lender, the HC Parties or the EMERITUS Parties may from time to time designate in writing by ten (10) days prior written notice thereof:

Notices to HC Parties shall be addressed as follows:

HCRI Drum Hill Properties, LLC

c/o Health Care REIT, Inc.

One SeaGate

Suite 1500

Toledo, Ohio 45604

with a copy to:

Diane Davis, Esq.

Shumaker, Loop & Kendrick, LLP

1000 Jackson Street

Toledo, OH 43624

Notices to Lender shall be addressed as follows:

JPMorgan Chase Bank, Trustee

c/o GMAC Commercial Mortgage Corporation

245 Peachtree Center Ave., N.E.

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Suite 1800

Atlanta, GA 30303-1231

Attn: Portfolio Manager - CSFBMSC, Series 2000-PS4

with a copy to:

GMAC Commercial Mortgage Corporation

700 North Pearl Street,. Suite 2200

Dallas, Texas 75201

Attn: CMBS Special Servicing - CSFBMSC, Series 2000-PS4

Notices to EMERITUS Parties shall be addressed as follows:

Emeritus Corporation

3131 Elliott Avenue, Suite 500

Seattle, WA 98121

Attn.: Raymond R. Bandstrom, Chief Financial Officer

with a copy to:

The Nathanson Group PLLC

1520 Fourth Avenue, Sixth Floor

Seattle, WA 98101

Attn: Randi S. Nathanson

19.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF CONFLICT) OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED GOVERNS THE CREATION, PERFECTION AND DETERMINATION OF LIEN RIGHTS AND PRIORITY THEREOF. NEW BORROWER, HC REIT, OPERATING LESSEE AND LEASE GUARANTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF TEXAS IN CONNECTION WITH ANY PROCEEDING OUT OF OR RELATING TO THIS AGREEMENT.

20.    Counterparts. This Agreement may be signed in multiple counterparts with the same effect as if all signatories had executed the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this agreement under seal as of the date first set forth above.

NEW BORROWER:

HCRI DRUM HILL PROPERTIES, LLC,
a Delaware limited liability company

By:    Health Care REIT, Inc.
Its Sole Member

By:    /s/ Erin C. Ibele
Name:    ERIN C. IBELE
Title:    VICE PRESIDENT AND
CORPORATE SECRETARY

HC REIT: HEALTH CARE REIT, INC., a Delaware corporation By: /s/ Erin C. Ibele Name: ERIN C. IBELE Title: VICE PRESIDENT AND CORPORATE SECRETARY

[signatures continue]

Signature Page [SB043500.244]

OPERATING LESSEE:

EMERITUS PROPERTIES IX, LLC,
a Washington limited liability company

By:    EMERITUS CORPORATION,
a Washington corporation, it sole member

By:    /s/ William M. Shorten
Name:    WILLIAM M. SHORTEN
Title:    DIR OF R/E FINANCE

LEASE GUARANTOR: EMERITUS CORPORATION, a Washington corporation By: /s/ William M. Shorten Name: WILLIAM M. SHORTEN Title: DIR OF R/E FINANCE

[signatures continue]

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LENDER:

JPMORGAN CHASE BANK (FORMERLY KNOWN AS THE CHASE .MANHATTAN BANK), AS TRUSTEE FOR THE REGISTERED CERTIFICATE HOLDERS
OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-PS4

By:    GMAC Commercial Mortgage Corporation,
a California corporation
Its Sub-Special Servicer

By:    /s/ Michael O’Hanlon
Michael O’Hanlon, Vice President

[acknowledgments follow]

Signature Page [SB043500.244]

STATE OF OHIO    §
§
COUNTY OF LUCAS    §

On this 18  day of September, 2003, before me appeared ERIN C. IBELE, to me personally known, who, being by me duly sworn did say that he/she is the VICE PRESIDENT AND CORPORATE SECRETARY of Health Care REIT, Inc., a Delaware corporation, the sole member of HCRI DRUM HILL PROPERTIES, LLC, a Delaware limited liability company, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and ERIN C. IBELE acknowledged said instrument to be the free act and deed of said corporation and said limited liability company.

/s/ Rita J. Rogge Notary Public
Printed/Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

Acknowledgment Page [SB043500.244]

STATE OF OHIO    §
§
COUNTY OF LUCAS    §

On this 18  day of September, 2003, before me appeared ERIN C. IBELE, to me personally known, who, being by me duly sworn did say that he/she is the VICE PRESIDENT AND CORPORATE SECRETARY of HEALTH CARE REIT, INC., a Delaware corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and ERIN C. IBELE acknowledged said instrument to be the free act and deed of said corporation.

/s/ Rita J. Rogge Notary Public
Printed/Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

Acknowledgment Page [SB043500.244]

STATE OF WASHINGTON    §
§
COUNTY OF KING    §

On this _____ day of September, 2003, before me appeared WILLIAM M. SHORTEN, to me personally known, who, being by me duly sworn did say that he/she is the DIR OF R/E FINANCE of Emeritus Corporation, a Washington corporation, the sole member of EMERITUS PROPERTIES IX, LLC, a Washington limited liability company, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and ____________________ acknowledged said instrument to be the free act and deed of said corporation and said limited liability company.

/s/ Sandra R. Klatt Notary Public
SANDRA R. KLATT Printed/Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires: 6-29-06

Acknowledgment Page [SB043500.244]

STATE OF WASHINGTON    §
§
COUNTY OF KING    §

On this _____ day of September, 2003, before me appeared WILLIAM M. SHORTEN, to me personally known, who, being by me duly sworn did say that he/she is the DIR OF R/E FINANCE of EMERITUS CORPORATION, a Washington corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and ____________________ acknowledged said instrument to be the free act and deed of said corporation.

/s/ Sandra R. Klatt Notary Public
SANDRA R. KLATT Printed/Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires: 6-29-06

Acknowledgment Page [SB043500.244]

STATE OF TEXAS    §
§
COUNTY OF DALLAS    §

On this 16 day of September, 2003, before me appeared Michael O’Hanlon, to me personally known, who, being by me duly sworn did say that he is the vice president of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, Sub-Special Servicer of JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Trustee for the Registered Certificate Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-PS4, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and Michael O’Hanlon acknowledged said instrument to be the free act and deed of said corporation and Trustee.

/s/ Mary F. Miller Notary Public
Mary F. Miller Printed/Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires: 02/04/05

Acknowledgment Page [SB043500.244]

EXHIBIT A

Legal Description of Property

A tract of land, with all improvements thereon, if any there be, situated in Chelmsford, Middlesex County, Massachusetts, shown as Lot 2 on a plan entitled “Plan of Land in Chelmsford, Massachusetts Assessor’s Plat 20 Lots 27. & 28 and Assessor’s Plan 21 Lot 6,” prepared by: Vanasse Hangen Brustlin, Inc., dated May 22, 1996 (the “Plan”), which Plan is recorded in Book 191, Plan 90 and more particularly bounded and described as follows:

Beginning at a point in the Northwesterly line of Technology Drive in Chelmsford, Massachusetts at the Southerly corner of the herein described parcel;

Thence N 39° 41’46” W Four Hundred Seventy Seven and 72/100 feet (477.72’) bounded Northeasterly by land now or formerly of Wang Laboratories, Inc. to a point;

Thence N 55 52’ 37” E Seventy Four and 69/100 feet (74.69’) bounded Northwesterly by land now or formerly of Joseph and Bertha E. Sadowski to a point marked by a drill hole;

Thence N 31° 27’ 43” W Twenty and 02/100 feet (20.02’) bounded Southwesterly by land now or formerly of Joseph and Bertha E. Sadowski to a point;

Thence N 55° 53’ 48” E Three Hundred Fifty Six and 34/100 feet (356.34’) bounded Northwesterly by land now or formerly of Wang Laboratories. Inc. to a point;

Thence S 34° 06’ 12” E Forty and 20/100 Feet (40.20’) bounded Northeasterly by land now or formerly of Wang Laboratories, Inc. a Forty Foot Wide Utility Easement to a Point;

Thence N 89° 02’ 55” E Five Hundred Sixty One and 61/100 feet (561.61’) bounded Northwesterly by land now or formerly of Wang Laboratories. Inc. and a Forty Foot Wide Utility Easement to a Point;

Thence S 13° 00’ 17” W One Hundred Sixty and 04/100 feet (160.04’) bounded Easterly by land now or formerly of Wang Laboratories. Inc. and a Thirty Foot Wide Utility Easement to a point;

Thence S 52° 47’ 37” W One Hundred Thirty Six and 01/100 feet (136.01’) bounded Southeasterly by land now or formerly of Wang Laboratories. Inc. and a Thirty Foot Wide Utility Easement to a Point;

Thence S 03° 37’ 30” W Three Hundred Eleven and 46/100 feet (311.46’) bounded easterly by land now or formerly of Wang Laboratories. Inc. and a Thirty Foot Wide Utility Easement to a point;

Thence N 79° 31’ 00” W One Hundred Fifty and 20/100 feet (150.20’) bounded southerly by Technology Drive to a point of curvature marked by a granite bound.

Thence on a curve to the left having a radius of Three Hundred Eighty and 00/100 feet, (380.00’) a length of Three Hundred One and 35/100 feet (301.35’). bounded Southerly by Technology Drive to a point of tangency.

Exhibit A [SB043500.244]

Thence S 55° 02’ 47” W Thirty Two and 57/100 feet (32.57’) bounded southerly by Technology Drive to the point of beginning.

Together with the benefit of those certain covenants. conditions. and restrictions contained in that certain Deed from Wang Laboratories, Inc. to the University of Lowell dated October 22, 1984 and recorded with Middlesex North District Registry of Deeds in Book 2875, Page 31.

Together with the benefit of that certain Utility and Driveway easement dated January 8, 1985 and recorded with Middlesex North District Registry of Deeds in Book 2932, Page 216, as affected by Amendment to Utility and Driveway Easement dated December 30, 1987 and recorded with said Deeds in Book 4392, Page 48.

Together with the benefit of, and in common with others legally entitled to those certain rights and easements more particularly set forth in an instrument entitled “Driveway Easement” between Drum Hill Chelmsford Limited Liability, Chelmsford Land LLC and Chelmsford Assisted Living dated June 28, 1996 and recorded in Book 8101, Page 173, as affected by Certificate of Satisfaction dated June 27, 1996 recorded in Book 8273, Page 257, subject however, to the condition set forth in Paragraph 8 of said Driveway Easement

Together with Easement Agreement dated August 28, 1997 recorded in Book 8750, Page 139, as affected by Assent to Easement and Subordination by Enterprise Bank and Trust Company recorded in Book 8750, Page 135.

Together with Technology Drive Easement as set forth in an instrument entitled “Grant of Easements” dated August 31, 1984 and recorded with said Deeds in Book 2846, Page 181.

Together with Technology Drive Utility Easement as set forth in an instrument entitled, “Grant of Easements” dated June 28, 1984 and recorded with said Deeds in Book 2800, Page 214.

Together with Water and Sewer Easements as set forth in an instrument entitled “Declaration of Easements” dated May 24, 1983 and recorded with said Deeds in Book 2515, Page 426.

Together with Reciprocal Easement Agreement by and between TGE of Chelmsford, LLC, and LM Chelmsford Assisted Living LLC, dated March 31, 1998 and recorded in Book 9222, Page 140.

Tax Parcel I.D. #: Map 26, Lot 6, Block 74.

Exhibit A [SB043500.244]

EXHIBIT B

Other Trust Loans

1.    Indebtedness and other obligations of HCRI KIRKLAND PROPERTIES, LLC, a Delaware limited liability company (as assumptor of the obligations of EMERITUS PROPERTIES X, LLC, a Washington limited liability company), evidenced by that Fixed Rate Note dated September 29, 1999 in the original principal sum of FIVE MILLION SIX HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($5,690,000.00) and any and all documents securing or governing such note (together with any amendments, modifications, increases, financings, renewals and extensions thereof);

2.    Indebtedness and other obligations of HCRI FAIRMONT PROPERTIES, LLC, a Delaware limited liability company (as assumptor of the obligations of EMERITUS PROPERTIES XII, LLC, a Washington limited liability company), evidenced by that Fixed Rate Note dated September 29, 1999 in the original principal sum of FOUR MILLION THREE HUNDRED THIRTY THOUSAND AND NO/100 DOLLARS ($4,330,000.00) and any and all documents securing or governing such note (together with any amendments, modifications, increases, financings, renewals and extensions thereof); and

3.    Indebtedness and other obligations of HCRI RIDGELAND POINTE PROPERTIES, LLC, a Delaware limited liability company (as assumptor of the obligations of RIDGELAND ASSISTED LIVING, LLC, a Washington limited liability company), evidenced by that Fixed Rate Note dated September 29, 1999 in the original principal sum of FIVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($5,500,000.00) and any and all documents securing or governing such note (together with any amendments, modifications, increases, financings, renewals and extensions thereof).

Exhibit A [SB043500.244]